
FREIGHTLINER

Frozen Food Express Industries, Inc.

BB&T Capital Markets
24th Transportation Conference
February, 2009

Frozen Food Express Industries, Inc.
Safe Harbor Statement



This document contains information and forward-looking statements that are based on management's current beliefs and expectations and assumptions which are based upon information currently available. Forward-looking statements include statements relating to plans, strategies, objectives, expectations, intentions, and adequacy of resources, and may be identified by words such as "will", "could", "should", "believe", "expect", "intend", "plan", "schedule", "estimate", "project" and similar expressions. These statements are based on current expectations and are subject to uncertainty and change.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will be realized. Should one or more of the risks or uncertainties underlying such expectations not materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.

Among the key factors that are not within management's control and that may have a bearing on operating results are demand for the company's services and products, and its ability to meet that demand, which may be affected by, among other things, competition, weather conditions and the general economy, the availability and cost of labor, the ability to negotiate favorably with lenders and lessors, the effects of terrorism and war, the availability and cost of equipment, fuel and supplies, the market for previously-owned equipment, the impact of changes in the tax and regulatory environment in which the company operates, operational risks and insurance, risks associated with the technologies and systems used and the other risks and uncertainties described in the company's filings with the Securities and Exchange Commission.

Frozen Food Express Industries, Inc.
Executive Management Team



- Stoney "Mit" Stubbs, Jr.
  - Chairman, CEO & President
- Russell Stubbs
  - SVP and Chief Operating Officer
- John Hickerson
  - SVP and Chief Marketing Officer
- Ron Knutson
  - SVP and Chief Financial Officer

…. *Extensive Industry Experience*

Frozen Food Express Industries, Inc.
Company Information



- Headquartered in Dallas, Texas
  Nasdaq Global Select Market (FFEX)

FFEX
NASDAQ
GLOBAL SELECT

- Annual freight revenue of $496M (trailing 12-month through 9/30/2008)

- 2,029 Trucks / 4,182 Trailers (as of 12/31/2008)
- ➢ Ranked in the top 5 refrigerated carrier niche

- ➢ Average age of company and over-the-road equipment:
  1.8 years (tractors), 4.0 years (trailers)

- 80% company-owned / 20% owner-operator

Frozen Food Express Industries, Inc.
Commonly Used Acronyms



- DSG – Dedicated services group
- FFEL – FFE Logistics
- HOS – Hours of service
- I/M – Intermodal transportation
- LTL – Less-than-truckload
- OTR – Over-the-road
- R/T/W – Revenue per truck per week
- TL – Truckload

Frozen Food Express Industries, Inc.
Enterprise Solutions



- One-stop solution with temperature-controlled TL and LTL services, dry van TL, dedicated services, and full-contract logistics
  - Hybrid Model
  - Able to utilize TL fleets to pull LTL freight
- Only national temperature controlled LTL carrier network
  - 11 LTL service centers
  - Scheduled routes and service
- Diverse customer base
  - No customer makes up 10% of revenue
  - Top 20 customers make up 43% of revenue
  - Approximately 10,000 total customers

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TRANSPORTATION SERVICES

The Temperature Controlled Carrier you trust ...

just became your "complete", "trust us with anything" company.



Trucking
Intermodal
Ocean
Expedited
Brokerage
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Welcome to FFE Transportation Services

Our Company | **Solutions** | **Customer Tools**



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FFE Less Than Truckload



Unsurpassed temperature controlled LTL

FFE Truckload



A leader in temperature controlled truckload service

Lisa Motor Lines



Our dedicated service for your temperature controlled freight.

American Eagle Lines



Reliable service for all your non-perishable truckload freight.

FFE Logistics



Offering all modes of transport, as well as brokerage.

Frozen Food Express Industries, Inc.
Location, Location, Location
"One Call Does It All"





Chicago, IL
Salt Lake City, UT
Ripon, CA
Los Angeles, CA
Dallas, TX
Memphis, TN
Atlanta,
Winter Haven, FL
Miami, FL
Avenel, NJ
Paulsboro, NJ

(in thousands)

LTL Tonnage Chart

Annual Lbs*	% Total
245,679	28.2%
224,100	25.7%
190,099	21.8%
126,018	14.5%
85,964	9.9%
871,860	100.0%

*Trailing twelve month period ending September 30, 2008

Frozen Food Express Industries, Inc.
Financial Highlights



(unaudited and in thousands, except per share amounts)	Three month period ending 9/30: 2008	2007	Nine month period ending 9/30: 2008	2007
Freight revenue	$132,451	$114,730	$378,206	$334,288
Freight operating expenses	$128,891	$115,988	$376,346	$339,405
Operating ratio	97.3%	101.1%	99.5%	101.5%
Pre-tax income (loss)	$3,498	($1,021)	$2,435	($4,651)
Net income (loss)	$1,357	($3,235)	$806	($4,129)
EPS (diluted)	$0.08	($0.19)	$0.05	($0.24)
Cash Dividends per share	$0.03	$0.03	$0.09	$0.09
Cash and cash equivalents			$2,243	$8,650
Net CAPEX			$7,799	$656
Total Shareholder's Equity			$107,166	$112,654

Frozen Food Express Industries, Inc.
Key Performance Indicators



	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007
Weekly Average trucks in service	2,020	2,011	2,028	2,046	2,081
Revenue per truck per week [a]	$3,386	$3,568	$3,429	$3,335	$3,305
Non-driver headcount	855	846	882	904	900
Statistical and revenue data:					
TL total linehaul miles [b]	39.6	40.7	42.3	40.1	40.9
TL loaded miles [b]	36.0	36.9	38.6	36.5	37.1
TL empty mile ratio [c]	8.9%	9.4%	8.7%	9.0%	9.3%
TL linehaul revenue per total mile	$1.32	$1.34	$1.29	$1.32	$1.31
TL linehaul revenue per loaded mile	$1.45	$1.48	$1.41	$1.45	$1.44
TL total linehaul shipments [d]	37.6	39.0	39.9	36.1	35.5
TL loaded miles per shipment	958	946	967	1,011	1,045
LTL hundredweight [d]	2,095	2,190	2,134	2,074	2,144
LTL linehaul revenue per hundredweight	$14.93	$15.04	$14.10	$14.42	$14.55

(a) Total linhaul and dedicated fleet revenue divided by number of weeks in period divided by average trucks in service.

(b) in millions

(c) One minus the quotient of full truckload loaded miles divided by full truckload total linehaul miles

(d) in thousands

Note: Q4 2008 information is estimated. Q4 results have not yet been announced. Please watch for the press release and our annual report on Form 10-K, which will be filed no later than 3/16/2009. If you would like an e-mail when items are available, please register on our Internet site at www.ffex.net by clicking on "Email alerts".

Frozen Food Express Industries, Inc.
Key Performance Indicators





YTD Accidents
600
500
400
300
200
100
0
494
447
241
229
177
163
162
139
14
10
11
10
58
58
AE
SG
LML
OO
TR
TP
LTL
2007 Accidents
2008 Accidents

Total Accidents		Claims > $250 K
2008	1,054	0
2007	1,157	3
2006	1,271	0

Frozen Food Express Industries, Inc.
Key Performance Indicators



Top Crash Causes
250
200
150
100
50
0
200 200
90 93
77 66
12 9
27 24
15 9
Backing
Turning Right
Turning Left
Changing Lanes
Following Too Close
Roll Overs
2007 Accidents
2008 Accidents

Frozen Food Express Industries, Inc.
Key Performance Indicators



Miles Per Gallon


mpg
6.40
6.30
6.20
6.10
6.00
5.90
5.80
5.70
5.60
JAN
FEB
MAR
APR
MAY
JUN
JULY
AUG
SEP
OCT
NOV
DEC
2006
2007
2008

Frozen Food Express Industries, Inc.
Customer Sampling



Nestlé | Tropicana Pure Premium | MARS incorporated | Ready Pac | Cargill | SOLO CUP COMPANY

ConAgra Foods | Dr Pepper | WAL★MART Always low prices. Always | MOTT'S | The Cheesecake Factory | KRAFT

Johnson & Johnson | Del Monte Quality | Sara Lee | Swift | SYSCO | Malt-O-Meal

Alcon | HICKORY FARMS | GRIFOLS | 99¢ Only | MERCK | HERSHEY'S

Frozen Food Express Industries, Inc.
Customer Profile




FFEX Customer Analysis
Millions
$300
$250
$200
$150
$100
$50
$0
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Top 5
Top 10
Top 15
Top 20
All Others



Frozen Food Express Industries, Inc.
Revenue Mix


Intermodal & Logistics 10.9%
Dedicated 6.8%
LTL 34.0%
Truckload 48.3%

* Excludes fuel surcharge adjustments and equipment rental income, through September 30, 2008

Frozen Food Express Industries, Inc.
Competitive Landscape




2007 Annual Revenue (millions)
C R England Inc
$750.8
Marten Transport Ltd
$560.0
Stevens Transport Inc
$493.6
Prime Inc
$472.9
Frozen Food Express Industries
$452.2
KLLM, Inc.
$230.1
John Christner Trucking, LLC
$202.7
National Carriers
$134.9
Willis Shaw Express
$121.8
J&R Schugel Trucking
$109.7
$-
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
$800.0
Public
Private

Source: Refrigerated Transporter, September 2008 – Carriers who reported, over $100 million

Frozen Food Express Industries, Inc.
2009 Factors for Success



The Economy – More Questions Than Answers – Intense Focus on Fundamentals to Start the Year

- Don't see any significant change in Q1 '09 and there is lessened demand across all sectors. Tough market conditions to start the year.
- Continue to leverage our excellent national account base with our Enterprise sales approach.
- Deliver on our Value Proposition of exceptional service, excellent customer follow-up, and delivery on capacity commitments.
- Continue to add dedicated business in our Specialized Services Group and migrate beyond traditional product offerings, especially in the medical related fields that require protective service.

Frozen Food Express Industries, Inc.
2009 Factors for Success



The Economy – More Questions Than Answers – Intense Focus on Fundamentals to Start the Year

- Continue to capitalize on intermodal opportunities to convert over the road traffic and haul more business with less assets.
- Grow our Logistics business and increase the mix of non-asset based revenue.
- Deliver on our Target Account programs in our LTL field network, our national sales arena, and our Logistics business that identify high yield opportunities we are not currently handling, define a strategy for each, and measure and monitor progress on a monthly basis.
- Continue to focus on a targeted acquisition strategy to add complimentary offerings to our existing businesses, particularly in the regional LTL temperature controlled sectors and the broad range logistics businesses.

Frozen Food Express Industries, Inc.
2009 Factors for Success



Improve Through Technology

- Fully implement our Cheetah LTL optimizer at all locations to increase productivity, optimize linehaul schedules to reduce cost, handle more tonnage with less people, and gain real time customer visibility to each and every LTL shipment.

- Finish out the SkyBitz installation on our American Eagle dry van fleet to improve utilization and visibility and continue to reduce trailers and improve our tractor to trailer ratio.

- Finish the implementation and begin to fully utilize our TCG software to allow thorough cost analysis of new bid opportunities as well as a profitability analysis on existing traffic.

- Complete the addition of all applications to our Mercury Gate web based transportation management system for FFE Logistics. This will optimize our entire range of operations including truckload brokerage and air freight and ocean forwarding business.

Frozen Food Express Industries, Inc.
2009 Factors for Success



Execute and Manage

- Keep the balance sheet strong and continue to benefit from the continued capacity attrition and the carrier withdrawal from the marketplace.

- Stringent variable expense reduction plans already being implemented in Q1. Tight controls, head count reductions, revision of various pay and incentive plans, and a variety of other initiatives are projecting out with annualized cost savings in excess of $6 million.

- Constant improvement of daily dashboard tools allow next day visibility of how performance ran on the prior day, month to date, and year to date against established goals and objectives in all key performance indicator areas. Management can react quickly to trends and market abnormalities.

- Evolution of our budgetary process has allowed all levels of operational and sales management to go into the year with a true understanding of cost and revenue drivers. The "bottoms up" budget process produced goals that have fully been embraced by the subscribers and stakeholders.

Frozen Food Express Industries, Inc.
Dedicated Specialized Services



Customer benefits:

- Expert in handling of sensitive medical and pharmaceutical products
- Highly reliable on-time pick-up, in transit, and delivery performance
- Superior customer service with increased visibility
- Capital expenditure avoidance
- Liability and risk exposure is shifted from your company to FFE
- Safety conscious, trained, professional drivers
- Drivers processed through an in-house Driving Academy
- Technology investment and deployment
- Late model equipment
- Flexible capacity with network back-up provided by FFE assets
- Management of government regulatory changes
- Bottom line efficiencies

2008 vs 2007 Quarterly Revenue


(000's)
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
Revenue 2007
Revenue 2008

Frozen Food Express Industries, Inc.
FFE Intermodal Network




FFE Over-the-Road TL Network
New York
Atlantic
Ocean

Frozen Food Express Industries, Inc.
FFE Intermodal Rail Partners



BNSF RAILWAY

FEC

UNION PACIFIC

NORFOLK SOUTHERN

CSX How tomorrow moves

Frozen Food Express Industries, Inc.
FFE Intermodal Growth


TENDERED LOADS
2000
1800
1600
1400
1200
1000
800
600
400
200
0
JANUARY 244 764
FEBRUARY 191 1,166
MARCH 251 1,078
APRIL 307 1,261
MAY 404 1,474
JUNE 653 1,388
JULY 531 1,406
AUGUST 939 1,850
SEPTEMBER 833 1,718
OCTOBER 878 1,614
NOVEMBER 1,038 1,859
DECEMBER 672 1,298
2007
2008

Frozen Food Express Industries, Inc.
Investment Considerations



- Strong cash flows and healthy balance sheet
- Key player in the "cold-chain" niche providing unique resources separating ourselves from competition
  - TL
    - Dedicated
    - OTR
  - LTL
    - Multi-temp
    - Single temp
- Competitively differentiated by our diversified service offerings
  - Candy to Pharmaceuticals, Small tools to Electronics
  - Temperature Controlled or Dry
  - Land, Air or Ocean
  - Time Definite or "take your time"
- Unique flexibility to allocate resources between TL and LTL

Frozen Food Express Industries, Inc.
Investment Considerations



- Strength in relationships
  - Customers – Loyal National Account Base
  - Customer Advisory Board
  - Vendors - Intermodal Partners
- Strategic Planning
  - Daily Dashboards
  - Bottom Up Budgeting process
  - Activity based costing model - TCG
  - Fuel management
    - Manhattan fuel route optimizer
    - Turning speed down
    - Reduction of idle time
- Targeted Growth
- Technology
  - Cheetah route optimizer
  - SkyBitz un-tethered trailer tracking
- 3-cent quarterly dividend since Q3 2006

Frozen Food Express Industries, Inc.
Contact Information



Stoney M. Stubbs, Jr.
Chief Executive Officer

Ron Knutson
SVP, Chief Financial Officer

John Hickerson
SVP, Chief Marketing Officer

Russell Stubbs
SVP, Chief Operating Officer

Frozen Food Express Industries, Inc.
1145 Empire Central Place
Dallas, Texas 75247-4309
(214) 630-8090
http://www.ffex.net
cfo@ffex.net